ACQUISITION AGREEMENT
                              ---------------------

         THIS ACQUISITION AGREEMENT is entered into as of this 15th day of June, 2001, by and among Luminart Corp, a Nevada corporation ("Acquiror"); Rush Street Media, Inc., an Illinois corporation ("RSMI" or the "Company"); and the persons listed on Schedule A as the shareholders of RSMI (the "Shareholders" and each a "Shareholder").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         Whereas the parties hereto desire that the Acquiror shall acquire all of the 1,000,000 issued and outstanding shares of RSMI in exchange for 3,750,000 shares of Acquiror common stock on the basis of three and three quarters (3.75) shares of Acquiror for each share of RSMI;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       Transfer of RSMI Common to Acquiror.
                  ------------------------------------

                  Subject to and upon the terms and conditions hereof, on the Closing Date (as defined below) the Acquiror shall acquire from the Shareholders 100% of the issued and outstanding RSMI Common (1,000,000 shares).

         2.       Consideration for the Transfer of the RSMI Common.
                  --------------------------------------------------

                  In consideration for the transfer to the Acquiror of all of the shares of RSMI Common, the Acquiror shall issue to the Shareholders tendering their RSMI shares at the closing, an aggregate of 3,750,000 restricted shares of Acquiror Common on the basis of three and three quarters (3.75) Acquiror Shares for each RSMI share. Unless otherwise specifically indicated hereinafter the Acquiror common shares referred to throughout this Agreement refer to restricted Acquiror common shares, which shares shall represent (at least17.3%) of all issued and outstanding shares of Acquiror Common Stock when taking into consideration the fact that (i) 21,616,167 shares of Acquiror Common Stock are currently issued and outstanding on a fully diluted basis (inclusive of options to purchase 2,110,000 shares; (ii) the Acquiror will issue 500,000 shares to RSMI's

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treasury to be used at RSMI's discretion as set forth herein (iii) Acquiror has issued Notes in the aggregate amount of $130,000 which may be converted at the holder's option to 2,000,000 shares. No other convertible securities, convertible notes, rights or warrants are issued or outstanding. Acquiror has also issued and outstanding $685,000 of Class A Preferred Convertible Stock bearing an annual interest rate of 7% which was issued in 1997 and is fully convertible beginning in 2002. Acquiror has no other class of capital stock outstanding and, except as set forth above, has issued no warrants or options to purchase its capital stock.

         3. Acquiror's Commitment to RSMI. Acquiror covenants and agrees that, in addition to the 3,750,000 shares being issued to the RSMI shareholders, upon the closing hereunder it will issue an aggregate of 500,000 of its shares to RSMI, to be utilized by RSMI management for such acquisitions or other purposes as management of RSMI, in its sole discretion, may determine. Acquiror will, if requested to do so by RSMI, effect a registration under the Securities Act of 1933, as amended (the "1933 Act") for all or part of the 500,000 shares provided that such is required to effect a transaction contemplated by this section, provided that such registration can be effected on Forms S-3 or S-8 and grant piggyback rights with respect to such shares for all registrations except registrations on Form S-4 and where an underwriter has stated in writing that such inclusion would be detrimental to the offering as a whole.. Acquiror shall not have any day to day responsibilities for the operations or the cash requirements of RSMI which shall be operated on a stand alone basis after the closing hereunder. Post Closing and for a period of at least five years thereafter, RSMI's board of directors shall consist of Michael Reynolds, Frank Anthony Contaldo and any persons jointly designated by such persons.

         4.       Transfer and Exchange of Shares.
                  --------------------------------

                  (a) It is the intention of the parties hereto that the consummation of the transactions contemplated herein, upon the terms and conditions set forth in this Agreement, shall result in the acquisition of RSMI by the Acquiror, in exchange solely for an aggregate of 3,750,000 shares of its voting common stock (its only current issued and outstanding class of stock), for 100% of the RSMI stock such that Acquiror will (a) have "control" (within the meaning of Section 368(c) of the Internal Revenue Code of 1986, as amended (the "Code")) of RSMI after the consummation of the transactions contemplated hereby and that such transactions will constitute a "reorganization"

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within the meaning of Section 368(a)(1)(B) of the Code and/or (b) that RSMI shall become a wholly owned operating subsidiary of Acquiror (immediately subsequent to the conclusion of the acquisition).

         (b) Restrictive Legend on Acquiror Common. Upon Closing the Shareholders shall transfer the RSMI Common to Acquiror solely in exchange for an aggregate of 3,750,000 shares of restricted, non-registered Acquiror Common, which are voting shares, pursuant to the terms and provisions hereof. Certificates evidencing such shares of Acquiror Common shall bear the following restrictive legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated, or otherwise disposed of in the absence of (i) an effective registration statement for such securities under such act or (ii) an opinion of company counsel that such registration is not required.

         5. Representations and Warranties of RSMI. RSMI makes the following representations and warranties to Acquiror, each of which is true and correct on the date hereof and shall be true and correct at Closing:

                  (a) Due Incorporation, Good Standing and Qualification. RSMI is a corporation duly organized, validly existing and in good standing under the laws of Illinois, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

                  (b) Corporate Authority. RSMI has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of RSMI has unanimously and duly authorized the execution, delivery and performance of this Agreement.

                  (c)   Capital Structure.

                        (i) RSMI is authorized to issue 1,000,000 shares of Common Stock, without par value, which are voting shares, all of which 1,000,000 shares are validly issued and outstanding, fully paid and non-assessable as of the date hereof, and none of which shares, to RSMI's knowledge, have any liens and/or encumbrances against them. Schedule A hereto accurately sets forth the name, address, social security or taxpayer identification number of each shareholder of RSMI.

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                        (ii)   There are no options, warrants, rights,
stockholder agreements or other agreements or instruments outstanding giving any person the right to acquire any shares of RSMI Common and there are no commitments to issue any options, warrants or rights to acquire shares of RSMI Common.

                  (d) Subsidiaries. Except as set forth on a schedule hereto, RSMI has no subsidiaries. As the context requires, each reference to RSMI shall be deemed to include a reference to RSMI and its subsidiaries as identified on such schedule.

                  (e) Litigation. Except as previously disclosed and set forth on a schedule annexed hereto, there are no pending or to the best of RSMI's knowledge threatened suits, legal proceedings, claims or governmental investigations of any kind against or with respect to RSMI, the Shareholders and/or RSMI's assets or any basis for any such suit, legal proceeding, claim or governmental investigation.

                  (f) Taxes. RSMI has filed all applicable tax returns required to be filed to date in accordance with the provisions of law pertaining thereto, and has paid all taxes, interest, penalties and assessments (including, without limitation, income, withholding, excise, unemployment, Social Security, occupation, transfer, franchise, property, sales and use taxes, and all penalties and interest in respect thereof) required to have been paid to date.

                  (g) Governmental Consent. To the best of RSMI's knowledge, no permit, consent, approval or authorization of, or filing with, any governmental regulatory authority or agency is required of RSMI in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (h) Compliance with Laws. To the best of its knowledge RSMI is in compliance with all material applicable existing requirements of laws, foreign, federal, state and local, and all existing applicable material requirements of governmental bodies or agencies having jurisdiction over it and to the best of its knowledge has all necessary licenses (foreign, federal, state and/or local) required of it in order to conduct its current business activities.

                  (i) Financial Statements. (a) The financial statements of RSMI, as of December 31, 2000 (the "Financial Statements") previously delivered to Acquiror and attached hereto as an Exhibit, have been internally generated by RSMI. To the best of RSMI's knowledge, the Financial

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Statements have been prepared in accordance with generally accepted accounting principles, are correct and complete in all material respects and fairly and accurately present the financial condition of RSMI as of the dates and for the periods stated therein. The financial statements of RSMI as of May 31, 2001 (the "Interim Financial Statements") previously delivered to Acquiror and attached hereto as an Exhibit. To the best of RSMI's knowledge, the Financial Statements and the Interim Financial Statements have each been prepared in accordance with generally accepted accounting principles, are correct and complete in all material respects and fairly and accurately present the financial condition of RSMI as of the dates and for the periods stated therein. RSMI has no material liabilities or obligations of a type which would be included in a balance sheet prepared in accordance with generally accepted accounting principles, except as and to the extent disclosed on the Financial Statements or Interim Financial Statements delivered hereunder. The words "Financial Statements" and "Interim Financial Statements" as same appear throughout this Acquisition Agreement refer to both the Financial Statements and the Interim Financial Statements as well as all Notes to the Financial Statements and the Interim Financial Statements in their entirety (unless otherwise specifically indicated). RSMI has no reason to believe that Acquiror will not be able to prepare audited financial statements of RSMI to enable Acquiror to timely prepare and file such reports as may in the future be required of it as a company subject to the reporting requirements of
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934
Act").

                  (j) Conflict With Documents. Neither the execution, delivery and performance of this Agreement by RSMI, nor the consummation of the transactions contemplated hereby, either immediately or with the passage of time or the giving of notice or both will:

                        (i) conflict with or cause a breach or default under any of the terms and conditions of, or result in a termination or modification of, or cause any acceleration of any material obligations of RSMI under any contract, lease or other instrument to which RSMI is bound; or

                        (ii) conflict with any material provisions of RSMI's Certificate of Incorporation, By-laws or any other laws or regulations by which RSMI is bound; or

                        (iii) result in the creation or imposition of any liens, charge or encumbrance against RSMI or any of its assets.

                  (k) Absence of Material Changes. Except as specifically set forth herein or in any

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Exhibit hereto or in RSMI's Financial Statements or the Interim Financial
Statements, since the date of the Interim Financial Statements:

                        (i) there has not been any change materially adversely affecting the financial condition of RSMI ;

                        (ii) RSMI has operated its business in the ordinary course of business which includes the continual marketing efforts in accordance with its business plan;

                        (iii) RSMI has maintained its books, accounts and records in the usual, customary and ordinary manner;

                        (iv) RSMI has not knowingly waived any pre-existing right of substantial value; and

                        (v) Except as set forth on a disclosure schedule annexed hereto, RSMI has not borrowed any money.

                  (l) Statements and Other Documents Not Misleading. No provision of this Agreement relating to RSMI or any other document, schedule or other information furnished by RSMI to Acquiror in connection with the execution, delivery and performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated in order to make the statement, in light of the circumstances in which it is made, not misleading.

                  (m) Acknowledgment of Awareness of RSMI of Acquiror Intention to Engage in a Public Offering. RSMI acknowledges being advised by Acquiror that:

                        (i) Acquiror has registered its common stock under the 1934 Act and is a reporting company under Section 12(g) of the 1934 Act and thereby to become subject to reporting requirements under Section 13 or 15(d) of the 1934 Act.

                        (ii) In order for Acquiror to comply with the reporting requirements of the 1934 Act RSMI shall be required to furnish to Acquiror such information concerning RSMI as may be required by applicable laws, rules and regulations, including but not limited to audited financial statements of RSMI for at least its last two fiscal years (or such period of time as may be necessary) and unaudited financial statements for any interim periods as may be required.

                  (n) Cooperation. RSMI will fully cooperate in the completion of the transactions

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contemplated by this Agreement, including, but not limited to, the relevant
Securities and Exchange Commission filings.

                  (o) Contracts and Insurance. Annexed hereto is a schedule of all written agreements for employment, agreements involving commitments in excess of 90 days and all licence agreements entered into by RSMI, copies of all of which have previously been delivered to Acquiror. Annexed hereto is a schedule of all policies of insurance related to RSMI's business, all of which are in full force and effect and copies of which have previously been delivered to Acquiror.

         6. Title to the Shares. Each of the Shareholders represents and warrants to Acquiror that he or she has good and marketable title to the RSMI Common delivered by him or her to Acquiror, free and clear of any liens, pledges, claims and encumbrances (other than restriction on transfer as a result of securities laws), and each has the right to sell, transfer and assign the foregoing to Acquiror.

         7. Representations and Warranties of Acquiror. Acquiror makes the following representations and warranties to RSMI and to the Shareholders each of which is true and correct on the date hereof and shall be true and correct at Closing.

                  (a) Due Incorporation, Good Standing and Qualification. Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with all requisite corporate power and authority to own, operate and lease its assets and to carry on its business (if any) as it is now being conducted. Acquiror business is as described in its Form 10SB, as amended, and other filings under the 1934 Act.

                  (b) Corporate Authority. Acquiror has the full corporate power and authority to enter into, execute and deliver this Agreement.

                  (c)   Capital Structure.

                        (i) As of the date hereof, Acquiror has authorized 100,000,000 shares of common stock, par value $.0001 per share, 17,006,167 of which are issued and outstanding, fully paid and non-assessable plus (ii) options issued to corporate officers and directors to purchase 2,110,000 shares of common stock; (iii) Notes in the aggregate amount of $130,000 which may be

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converted at the holder's option to 2,000,000 shares of Acquiror's common stock;
and (iv) Acquiror has authorized $1,000,000 shares of preferred stock, of which $685,000 of Class A Preferred Convertible Stock are issued and outstanding, bearing an annual interest rate of seven percent (7%), issue din 1997 and fully convertible in shares of common stock commencing in 202. Except as described herein, there are no other securities issued and outstanding of the Acquiror.

                        (ii) There are no pre-emptive rights, options, warrants, or other rights, stockholder agreements or other agreements or instruments outstanding giving any person the right to acquire any securities of Acquiror, nor are there any commitments to issue any options, warrants or rights to acquire securities of Acquiror or any obligation to issue any other form of securities or notes of Acquiror to anyone nor have any dividends been declared by Acquiror or shares of Acquiror set aside for such purposes.

                  (d) Status of Acquiror Common Stock to be Issued. The shares of Acquiror Common to be issued pursuant to this Agreement shall be, when issued, duly and validly authorized and issued, fully paid and non-assessable and each of such shares shall bear the restrictive legend as heretofore indicated in elsewhere in this Agreement and the record and beneficial owner of such shares shall receive good and marketable title to such shares free and clear of any liens and/or encumbrances.

                  (e)   Subsidiaries.  The Acquiror has no Subsidiaries.

                  (f) Litigation. There are not now nor have there been since the inception of Acquiror any pending or to the best of its knowledge threatened suits, legal proceedings, claims or governmental investigations against or with respect to Acquiror or its assets or to the best of its knowledge any basis for any such suits, legal proceedings, claims or governmental investigations.

                  (g) Conflict With Documents. Neither the execution, delivery and performance of this Agreement by Acquiror nor the consummation of the transactions contemplated hereby, either immediately or with the passage of time or the giving of notice or both will:

                        (i) Conflict with or cause a breach or default under any of the terms and conditions of, or result in a termination or modification of, or cause any acceleration of any obligations of Acquiror under any contract, lease or other instrument to which Acquiror is bound; or

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                        (ii)   Conflict with or violate the provisions of
Acquiror's Certificate of Incorporation, as and if amended, and By-laws or any other laws or regulations by which Acquiror is bound; or

                        (iii) Result in the creation or imposition of any lien, charge or encumbrance against Acquiror or any of its assets.

                  (h) Taxes. Acquiror has filed (or will promptly file) all applicable Federal, state, local and foreign tax returns required to be filed to date in accordance with the provisions of law pertaining thereto and has paid (or will promptly pay) all taxes, interest, penalties and assessments (including without limitation, income, withholding, excise, unemployment, social security, occupation, transfer, franchise, property, sales and use taxes, and all penalties and interest in respect thereof) required to have been paid to date; and all taxes of all types have been accrued on the Acquiror's books or paid as the case may be.

                  (i)   Acquiror Financial Statements.
                        -----------------------------

                        (i) Acquiror Financial Statements. (a) The financial statements of Acquiror, as of September 30, 2000 (the "Acquiror Financial Statements") to be delivered to RSMI and attached hereto as an Exhibit, have been audited by Farber & Haas, C.P.A.'s ("Farber") and included their report thereon. To the best of Acquiror's knowledge, the Acquiror Financial Statements have been prepared in accordance with generally accepted accounting principles, are correct and complete in all material respects and fairly and accurately present the Acquiror Financial condition of Acquiror as of the dates and for the periods stated therein. The financial statements of Acquiror as of March 31,2001 (the "Interim Acquiror Financial Statements") previously delivered to Acquiror and attached hereto as an Exhibit, will be reviewed by Farber. To the best of Acquiror's knowledge, the Acquiror Financial Statements and the Interim Acquiror Financial Statements have each been prepared in accordance with generally accepted accounting principles, are correct and complete in all material respects and fairly and accurately present the financial condition of Acquiror as of the dates and for the periods stated therein. Acquiror has no material liabilities or obligations of a type which would be included in a balance sheet prepared in accordance with generally accepted accounting principles, except as and to the extent disclosed on the Acquiror Financial Statements

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or Interim Acquiror Financial Statements delivered hereunder. The words
"Acquiror Financial Statements" and "Interim Acquiror Financial Statements" as same appear throughout this Acquisition Agreement refer to both the Acquiror Financial Statements and the Interim Acquiror Financial Statements as well as all Notes to the Acquiror Financial Statements and the Interim Acquiror Financial Statements in their entirety (unless otherwise specifically indicated). Acquiror has no reason to believe that Acquiror will not be able to continue to prepare audited financial statements of Acquiror to enable Acquiror to timely prepare and file such reports as may in the future be required of it as a company subject to the reporting requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or that such financial information can not be prepared with respect to Acquiror as would be required for inclusion in a registration statement under the Securities Act of 1933, as amended (the 1933 Act") on Form SB-2.

                  (j) Conflict With Documents. Neither the execution, delivery and performance of this Agreement by Acquiror, nor the consummation of the transactions contemplated hereby, either immediately or with the passage of time or the giving of notice or both will:

                        (i) conflict with or cause a breach or default under any of the terms and conditions of, or result in a termination or modification of, or cause any acceleration of any material obligations of Acquiror under any contract, lease or other instrument to which Acquiror is bound; or

                        (ii) conflict with any material provisions of Acquiror's Certificate of Incorporation, By-laws or any other laws or regulations by which Acquiror is bound; or

                        (iii) result in the creation or imposition of any liens, charge or encumbrance against Acquiror or any of its assets.

                  (k) Absence of Material Changes. Except as specifically set forth herein or in any Exhibit hereto or in Acquiror's Financial Statements or the Interim Financial Statements, since the date of the auditing accountant's letter (report) referred to in paragraph 6 (i) hereof:

                        (i) there has not been any change materially adversely affecting the financial condition of Acquiror ;

                        (ii) Acquiror has operated its business in the ordinary course of business which includes the continual marketing efforts in accordance with its business plan;

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                        (iii)  Acquiror has maintained its books, accounts and
records in the usual, customary and ordinary manner;

                        (iv)   Acquiror has not knowingly waived any
pre-existing right of substantial value; and

                        (v) Except as set forth on a disclosure schedule annexed hereto, Acquiror has not borrowed any money.

                  (l) Statements and Other Documents Not Misleading. No provision of this Agreement relating to Acquiror or any other document, schedule or other information furnished by Acquiror to Acquiror in connection with the execution, delivery and performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated in order to make the statement, in light of the circumstances in which it is made, not misleading.

                  (m) Intellectual Property. Acquiror has good and marketable title or royalty free world wide licenses to all patents and intellectual property used by it in the operation of its business, including, without limitation patents # 005512122A (US); #2,126,104 (Canada); #93922873.0 (Europe)
and #51735/93 (Australia) all as previously delivered to Acquiror and, to the best of its knowledge, such patents and other intellectual property are enforceable by Acquiror and do not infringe upon the intellectual property rights held by others.

                  (p) Contracts and Insurance. Annexed hereto is a schedule of all written agreements for employment, agreements involving commitments in excess of 90 days and all licence agreements entered into by Acquiror, copies of all of which have previously been delivered to Acquiror. Annexed hereto is a schedule of all policies of insurance related to Acquiror's business, all of which are in full force and effect and copies of which have previously been delivered to Acquiror.

         8. Mutual Covenants. The parties hereto agree to execute and deliver all such other documents as any party and/or their respective counsel may reasonably request in writing from the date hereof until Closing (and if necessary subsequent to Closing) in order to effectuate the transactions contemplated by this Agreement.

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         9.       Covenants of  RSMI.
                  ------------------

                  (a). From the date hereof until the Closing Date, both RSMI and the Shareholders shall use their best efforts to cause RSMI to:

                        (i) Conduct its business activities and affairs in the ordinary course of business in accordance with its business plan as previously delivered to Acquiror;

                        (ii) Use its best efforts to preserve its business organization intact, to keep available the services of those current employees that RSMI , in its discretion, feels should be retained and to preserve its relationship with customers to the extent practicable and all others with whom it deals similarly to the extent practicable and/or reasonable;

                        (iii) Properly give Acquiror notice of any material adverse change in its financial condition, business or affairs;

                        (iv) Not mortgage, pledge, transfer or assign any of its assets without written consent of the Acquiror.

                        (v) Maintain its books and records in a manner consistent with past practices;

                        (vi) Not enter into any employment agreements without the written consent of the Acquiror.

                        (vii) Make available for inspection all books and records which Acquiror may reasonably request from time to time as Acquiror deems necessary or appropriate to evaluate the business affairs and financial condition of RSMI .

                        (viii) Furnish Acquiror with such information, financial or otherwise, concerning RSMI , the Shareholders, officers and directors, as is available to RSMI and as Acquiror may reasonably request.

                  (b) Notwithstanding anything to the contrary that may be contained in paragraph 9(a) hereof, Acquiror acknowledges that RSMI has made no representation whatsoever regarding its business activities other than as contained herein and/or by Exhibits and/or Schedules annexed hereto including, but not limited to its certified financial statements and notes thereto; RSMI understanding that Acquiror is fully relying on the representations contained in such documents and would not entertain the acquisition contemplated herein absent such documents being wholly

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accurate and complete in all material respects.

         10. Covenants of Acquiror. From the date hereof until the Closing Date, Acquiror shall:

                  (a) Conduct its business activities and affairs in the ordinary course of business, which shall mean that it shall conduct no activity other than activities preparatory to the closing hereunder;

                  (b) Use its best efforts to preserve its business organization intact;

                  (c) Properly and promptly give RSMI notice of any change in its financial condition, business or affairs;

                  (d) Not mortgage, pledge, transfer or assign any of its asset, nor dissolve, liquidate, cease to do business as a going concern or merge with any other entity;

                  (e) Maintain its books and records in a manner consistent with past practices;

                  (f) Not incur any liabilities or contingent liabilities; and not enter into any agreements (except as may be indicated in this Acquisition Agreement);

                  (g) Make available for inspection all books and records or other information which RSMI or the Shareholders may reasonably request from time to time as RSMI or the Shareholders deem necessary or appropriate to evaluate the business, affairs and financial condition of Acquiror;

                  (h) Acquiror shall: (i) retain as confidential and not to reveal to any others for any reason whatsoever all information furnished by RSMI or at its request, concerning RSMI , its present and proposed business, its financial condition, and its officers, directors and Shareholders; and (ii) not, directly or indirectly, use any such information to compete in any way with any present or presently contemplated business of RSMI excepting for all disclosure as may be required by applicable federal, state and local laws as well as (but by no means limited to) applicable SEC rules and regulations.

                  (j) Acquiror shall not issue any public statements, cause any press releases to be issued or cause any mailings to its stockholders to be made regarding any of the transactions contemplated herein without first providing RSMI 's counsel with the proposed written statements or releases and without first obtaining RSMI 's counsel's written consent regarding publication of

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such statements, which consent shall not be unreasonably withheld.

         10.1 Covenants of RSMI, Acquiror and Shareholders. From the date hereof until the Closing, Acquiror shall:

                  (a) Not authorize nor make any change or amendment in their respective Certificates of Incorporation, By-Laws, or any other document governing either of them; excepting for such amendment to Acquiror's Certificate of Incorporation as may be necessary to effectuate the transactions contemplated herein.

                  (b) Not authorize or issue or in any way obligate either of them to issue any of their respective securities or options or any other rights to acquire any such securities.

         10.2     Further Covenants of RSMI and Acquiror

                  (a) Acquiror, its principals and RSMI acknowledge and understand that this Agreement indicates various intentions, which intentions if consummated would result in (i) changes in control of the Acquiror, (ii) acquisition of assets by Acquiror and (iii) the nomination and election to Acquiror's Board of Directors of new directors as more fully set forth herein.

                  (b) The parties hereto further acknowledge that the Agreement contains a significant number of material conditions precedent to the consummation of the proposed transaction and indicates that if Acquiror's and RSMI's intention to consummate the transaction materializes that Acquiror shall issue a significant number of restricted shares of its Common Stock to RSMI 's current Shareholders in exchange for all of RSMI 's then issued and outstanding securities (so that RSMI will be a wholly owned subsidiary of Acquiror upon consummation of the proposed transaction).

         11. Continuation and Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made in this Agreement shall continue to be true and correct at and as of the Closing Date and shall survive the Closing and the consummation of the transactions contemplated by this Agreement for two years from the closing date hereof unless otherwise expressly provided herein.

         12. Conditions Precedent to the Obligation of Acquiror. The obligations of Acquiror under this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

                  (a) Accuracy of Representations and Warranties. The representations and warranties of RSMI under paragraph 5 hereof, and Shareholders under paragraph 6 hereof, herein contained shall have been true and correct in all material respects when made, and, in addition, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on the Closing Date.

                  (b) Performance of Agreements. RSMI and Shareholders shall have in all material respects performed all obligations, agreements, covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Closing Date.

                  (c) Corporate Approvals. All necessary corporate action on the part of the directors and holders of RSMI common stock approving the transactions contemplated by this Agreement shall have been taken.

                  (d) Satisfactory to Counsel. All proceedings taken by RSMI and all instruments executed and delivered by RSMI on or prior to the Closing Date in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to counsel for Acquiror.

                  (e) Absence of Prohibitions. No court order prohibiting the acquisition by Acquiror of the RSMI Common set forth herein shall be in effect.

         13. Conditions Precedent to the Obligations of RSMI and Shareholders. The obligations of RSMI and Shareholders, under this Agreement are subject to the satisfaction of the following conditions on or before the Closing
Date:

                  (a) Accuracy of Representations and Warranties. The representations and warranties of Acquiror herein contained shall have been true and correct in all respects when made, and, in addition, shall be true and correct in all respects on and as of the Closing Date with the same force and effect as though made on the Closing Date.

                  (b) Performance of Agreements. Acquiror shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

                  (c) Corporate Approval. All necessary corporate action on the part of the Board of Directors and shareholders of Acquiror approving the transactions contemplated by this Agreement shall have been taken (including, but not limited to the resignation of existing management, the election of New Management and the execution of the consulting agreement referred to herein.

                  (d) Proceedings Satisfactory to Counsel. All proceedings taken by Acquiror and all instruments executed and delivered by Acquiror on or prior to the Closing Date in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to counsel for RSMI .

                  (e) Directors and Officers. Acquiror shall have caused the following persons to be elected as the directors and officers of Acquiror : (i) Frank Anthony Contaldo - President and Director; (ii)Wm. Michael Reynolds - CEO, Chairman of the Board (iii) George Jones, Director; (iv) Eric Lewis, Director;
(v) James V. Crestani, Director (collectively "New Management").

                  (f) Filings Current. Acquiror shall have made all filings required to be made by it under the 1934 Act and shall be "current" in its filings as that term is used in 1933 Act Rule 144.

                  (g) No Obligations, etc. The Shareholders shall have received documentation establishing to their reasonable satisfaction and that of their counsel that Acquiror has no further obligations in respect of prior dealings with anyone or any firm except as disclosed in its aforesaid financial statements and/or as disclosed herein.

         14. Deliveries to Acquiror on the Closing Date. On the Closing Date, RSMI and Shareholders shall deliver to Acquiror the following:

                  (a) Two certificates (i) one of which is executed by the President of RSMI confirming that the representations and warranties made pursuant to paragraph 5 of this Agreement, and (ii) the second of which is executed by Shareholders confirming that the representations and warranties made pursuant to paragraph 6 of this Agreement, are true and correct in all material respects when first made and on the Closing Date.

                  (b) Certified copies of resolutions duly adopted by the Board of Directors of RSMI authorizing the execution, delivery and performance of this Agreement, the consulting agreement, the election of New Management and the resignations of existing management and the consummation of the transactions contemplated hereby.

                  (c) Good Standing Certificate and Tax Certificate or its equivalent issued by the appropriate Secretary of State of Illinois authorities and dated within a reasonable time of the Closing Date. Similar documents shall be delivered for any Subsidiary.

                  (d) An Investment Letter executed by the Shareholders in the form presented as an Exhibit attached hereto.

                  (e) Certificates for all issued and outstanding shares of RSMI common stock, in form satisfactory for transfer (including the requisite stock powers).

         15. Deliveries to RSMI on the Closing Date. On the Closing Date, Acquiror shall deliver to RSMI the following:

                  (a) Certificate executed by the President of Acquiror confirming that the representations and warranties made pursuant to the Agreement are true and correct when first made and on the Closing Date and confirming compliance with the provisions of Section 13 hereof.

                  (b) Certified copies of resolutions duly adopted by the Board of Directors of Acquiror authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                  (c) Good Standing Certificate issued by the Secretary of State of the State of Nevada and a no-tax lien certificate issued by the proper agency of the State of Nevada, and dated within a reasonable time of the Closing Date.

                  (d) Stock certificates evidencing ownership of Acquiror Common registered in the names of the Shareholders pursuant to Section 2 hereof.

                  (e) Such resignations of the present officers and directors of Acquiror as are required under this Agreement.

         16. Closing. The parties hereto agree that the closing hereunder ("Closing") and the Closing Date hereunder shall be held on or before July 15, 2001, unless the parties shall otherwise unanimously agree in writing to either an earlier or later date. In the event this transaction has not closed by such date as is indicated in this paragraph 16, it may be abandoned by either party pursuant to paragraph 18 hereof.

         17. Indemnification. Within the period provided in paragraph 11 hereof and in accordance with the terms thereof, each party to this Agreement, jointly and severally, shall indemnify and hold harmless each other party to whom a duty is owed hereunder by such party against and in respect to any liability, damage or deficiency in all actions, suits, proceedings, demands, assessments, judgments, cost and expenses, including attorneys' fees incident to any of the foregoing, resulting from any misrepresentation, breach of covenant or warranty or other non- fulfillment of any agreement on the part of any such party under this Agreement or from any misrepresentations or omissions from any document furnished or to be furnished to a party hereunder. After the Closing, any indemnification obligation of RSMI shall be the obligation of the present shareholders of RSMI. RSMI, its shareholders, and the Acquiror jointly and severally, hereby (a) agree to the venue and jurisdiction of or in the state and federal courts of Cook County Illinois in connection with any actions commenced under this paragraph 17, and the enforcement of any settlements, orders, decrees and judgments arising therefrom or related thereto, and (b) irrevocably appoint the attorney who is listed as receiving a copy of the notices to it, to accept and receive any and all notices, service, orders, decrees, summons, pleadings and other documents relating thereto.

         18.      Waiver, Modification, Abandonment.
                  ---------------------------------

                  (a) Waivers. The failure of Acquiror to comply with any of its obligations, agreements or conditions as set forth herein may be waived expressly in writing by RSMI , by action of its Board of Directors without the requirement of a vote of holders of RSMI Common. The failure of RSMI and/or the Shareholders to comply with any of their obligations, agreements or conditions as set forth herein may be waived expressly in writing by Acquiror, by action of its Board of Directors, without the requirement of a vote of Acquiror shareholders.

                  (b) Modification. This Agreement may be modified (only in writing) at any time in any respect by the unanimous consent of all of the parties hereto.

                  (c) Abandonment. The transactions contemplated by this Agreement may be abandoned on or before the Closing Date, notwithstanding approval of this Agreement by the shareholders of any party but only:

                        (i) By the mutual agreement of the Boards of Directors of Acquiror and RSMI;

                        (ii) By the Board of Directors of Acquiror if any of the conditions provided in paragraph 12 or paragraph 14 shall not have been satisfied, complied with or performed in any material respect, and the Board of Directors of Acquiror shall not have waived in writing such failure of satisfaction, non-compliance or non-performance; or

                        (iii) By the Board of Directors of RSMI , if any of the conditions provided in paragraph 13 or paragraph 15 shall not have been satisfied, complied with or performed in any material respect, and the Board of Directors of RSMI shall not have waived in writing such failure of satisfaction, non-compliance or non-performance.

                  (d) Effect of Abandonment. If the transactions contemplated by this Agreement are abandoned as provided for in paragraph 18 hereof, (i) this Agreement shall forthwith become wholly void and shall have no effect and there shall be no liability to any party to this Agreement or to the directors, officers, representatives and agents of any such parties and (ii) each party shall pay its own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of its counsel, accountants, and experts, if any.

         19. Execution. This Agreement shall become binding and legally effective when it has been executed by Acquiror, RSMI and Shareholders.

         20.      Miscellaneous.
                  -------------

                  (a) Finders. Except as may be specifically set forth herein or in Exhibit G hereto, the parties acknowledge that there are no persons entitled to receive any finder's fee, brokerage or similar commission or fee in connection with the transactions contemplated by this Agreement and each party hereto indemnifies and holds the other parties harmless against any claim for any such finder's fee based on the alleged retention of a finder.

                  (b) Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois as they are applied to agreements executed, delivered and to be performed entirely within the State of Illinois.

                  (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, or by recognized overnight courier, addressed as set forth below:

                        (i)    If to Acquiror:
                               Luminart Corp.
                               3245 Grande Vista Drive
                               Newbury Park, California 91320
                               Attn.: Michael Reynolds, President

                        (ii)   If to RSMI and Shareholders:

                               Rush Street Media, Inc.
                               112 North 1st Avenue - Suite 201
                               St. Charles, Illinois 60174
                               Attn: Frank Anthony Contaldo, President

Any party may alter the address to which communications are to be sent by giving written notice of such change and address by conformity with the provisions of this paragraph of the giving of notice.

                  (d) Binding Nature of Agreements; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  (e) Entire Agreement; Amendment. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing.

                  (f) Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such actions as may be reasonably requested by any other party to carry out the intended purposes of this Agreement.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This

Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                   {Balance of page intentionally left blank.}

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LUMINART CORP.



By: /s/ MICHAEL REYNOLDS
    ---------------------------------
    Michael Reynolds, President


                              Attest: /s/ TOM MAHER
                                      -----------------------------------
                                      Tom Maher, Secretary


RUSH STREET MEDIA, INC.


By: /s/ FRANK ANTHONY CONTALDO
    ---------------------------------
    Frank Anthony Contaldo, President



                              Attest: /s/
                                      -----------------------------------
                                                         , Secretary

SHAREHOLDERS

SIENA, LLC - 670,000 Shares

                                            /s/ JAMES LOJEWSKI
                                            ------------------------------------
By: /s/                                     James Lojewski - 80,000 Shares
    ---------------------------------

NOVACORP, LLC - 100,000 Shares

                                            /s/ RONALD PECCIA
                                            ------------------------------------
                                            Ronald Peccia 50,000 Shares
By: /s/
    ---------------------------------


Athena, LLC - 50,000 Shares

                                            /s/ ALFRED C. MCLEAN
                                            ------------------------------------
                                            Alfred C. McLean - 50,000 Shares
By: /s/
    ---------------------------------